Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Practices
If performance targets are achieved under our LTI program, restricted stock units are typically awarded at our board and Compensation Committee meetings in February. We did not grant stock options in 2024 and did not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awarded during fiscal 2024.

Award Timing Method	If performance targets are achieved under our LTI program, restricted stock units are typically awarded at our board and Compensation Committee meetings in February.
Award Timing Predetermined	true
Award Timing, How MNPI Considered	We did not grant stock options in 2024 and did not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awarded during fiscal 2024.
MNPI Disclosure Timed for Compensation Value	false